Exhibit 99.1

Novel Treatments for Neurodegenerative and Cardiometabolic Conditions Multi-modal, disease-modifying therapies

SAFE HARBOR STATEMENT This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Except for statements of historical fact, any information contained in this presentation may be a forward‐looking statement that reflects the Company’s current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause events or the Company’s actual activities or results to differ significantly from those expressed in any forward‐looking statement. In some cases, you can identify forward‐looking statements by terminology such as “may”, “will”, “could”, “would”, “should”, “plan”, “predict”, “potential”, “project”, “promising,” “expect,” “estimate,” “anticipate,” “intend,” “goal,” “strategy,” “believe,” and similar expressions and variations thereof. Forward‐looking statements may include statements regarding the Company’s business strategy, market size, potential growth opportunities, capital requirements and use of proceeds, clinical development activities, the timing and results of clinical trials, regulatory submissions, potential regulatory approval and commercialization of the product candidate. Although the Company believes that the expectations reflected in such forward‐looking statements are reasonable, the Company cannot guarantee future events, results, actions, levels of activity, performance or achievements. These forward‐looking statements are subject to a number of risks, uncertainties and assumptions, including those described under the heading “Risk Factors” in our filings with the SEC. These forward‐looking statements speak only as of the date of this presentation and the Company undertakes no obligation to revise or update any forward‐looking statements to reflect events or circumstances after the date hereof. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market shares and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products. 2

3 Company Overview Clinical-stage biopharmaceutical company with three drug programs to impact a range of indications in neurodegenerative and cardiometabolic disease Multiple Drug Programs; One Phase 3-Ready Large Therapeutic Markets with High Unmet Need Staged Financing Strategy with Experienced Team Multi-modal with potential to be disease-modifying NB-01: Phase 3 initiation H1 2020; targeting Painful Diabetic Neuropathy (PDN) NB-02: IND-ready; targeting Alzheimer’s Disease (AD) and other dementias Gemcabene: 25 Phase 1 and Phase 2 trials completed. Awaiting FDA decision to start Phase 3 Painful Diabetic Neuropathy (PDN): affects 8.4M* people globally; current drugs have insufficient efficacy and are poorly tolerated Alzheimer’s disease (AD) & other dementias: AD affects 27.3M* people globally; with no approved disease modifying therapies Dyslipidemias including orphan and prevalent indications: HoFH and SHTG globally affect 3,200* and 12.5M* respectively Combination of equity and partnering; one Asian partnership signed (Beijing SL) Experienced executive team in drug development, innovation, and corporate strategy Reverse merger completed with Gemphire Therapeutics (Nasdaq: GEMP) on December 30, 2019; new NASDAQ listing (NRBO) 3 *Global Data

PROVEN LEADERSHIP TEAM

Richard J. Kang, PhD
President & CEO

- Founder of JK BioPharma Solutions and senior management at companies including NeolmmuneTech in immuno-oncology
- Visiting Fellow at NIH and senior research experience in host-disease pathogen interactions

Mark Versavel, MD, PhD, MBA
Chief Medical Officer

- 30 years of drug development experience from Phase 1 to Phase 3 at Pfizer (Lyrica), Bayer, Sunovion (Aptiom, Lunesta)
- Leadership roles at 5 biotech companies
- Founder & President of vZenium LLC
- Drug approvals: 2 NDAs, 1 sNDA

Nikki Shannon, RegN, BA
VP, Clinical Operations

- 26 years of drug development experience from Phase 1 to Phase 4 at Solvay, Sanofi Pasteur, Vertex (Kalydeco), Cubist/Merck, AstraZeneca, Tetraphase (Eravacycline)
- Leadership roles at 4 pharma companies; >55 studies including 14 Phase 3
- Drug approvals: 2 NDAs, 2 MAAs

EXPERT SCIENTIFIC ADVISORY BOARDS

CHAIRMAN

Roy Freeman, M.D.
Expert in Peripheral Nerve Disorders and Neurodegenerative Diseases

- Professor of Neurology, Harvard Medical School
- Director of the Center for Autonomic and Peripheral Nerve Disorders

PAIN

Robert H. Dworkin, PhD
Leader in Neuropathic Pain Clinical Trials

- Professor of Anesthesiology, Neurology, Psychiatry, and Experimental Therapeutics at the University of Rochester School of Medicine
- Director of the Anesthesiology Clinical Research Center

Allan Basbaum, PhD, FRS
Leader in Pain Research

- Professor and Chair, Department of Anatomy, University of California San Francisco
- Former Editor-in-Chief of PAIN, the journal of the IASP

Bob Rappaport, M.D.
Regulatory Expert

- Former Division Director of Anesthesia, Analgesia and Addiction Products at the U.S. Food and Drug Administration
- President and owner of Analgesic Concepts LLC

ALZHEIMER'S DISEASE & OTHER DEMENTIAS

Brian Bacskai, PhD
Expert in Alzheimer's Disease Research

- Professor of Neurology, Harvard Medical School
- Principal Investigator, Neurology, Massachusetts General Hospital

Pierre N. Tariot, M.D.
Award-Winning Leader in Dementia

- Director, Banner Alzheimer's Institute, Arizona
- Research Professor of Psychiatry, University of Arizona College of Medicine

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5 NeuroBo Development Pipeline Disease Indication Stage of Development Discovery Preclinical Phase I Phase 2 Phase 3 NB-01 Painful Diabetic Neuropathy (PDN): Phase 3 initiation H1 2020 NB-02 (IND-ready) Alzheimer’s Disease Gemcabene HoFH SHTG 5 HoFH = Homozygous Familial Hypercholesterolemia SHTG = Severe Hypertriglyceridemia

6 NB-01 Targeting neuropathic pain First indication: PDN

PAINFUL DIABETIC Neuropathy OVERVIEW 7 Diabetes is among the leading causes of neuropathic pain A disorder known as painful diabetic neuropathy (PDN) PDN affects 8.4M people worldwide representing global drug sales of $3.56B (2018, GlobalData) Pain can be severe and debilitating, impairing sleep, limiting mobility, and interfering with quality of life (Pop-Busui R et al., 2017) Currently approved therapies have limited efficacy Less than 50% of treated patients have a 50% response rate Adverse events are common Limits tolerability and adherence Limited success with first and second-line drugs leading to high frequency opioid use 14% and 19% of patient encounters involving gabapentin and pregabalin respectively also involved opioids (FDA In Brief, 2019) 7

8 8 FDA WARNING ON GABapentinOIDS for serious breathing problems We are requiring new warnings about the risk of respiratory depression to be added to the prescribing information of the gabapentinoids. We have also required the drug manufacturers to conduct clinical trials to further evaluate their abuse potential, particularly in combination with opioids, because misuse and abuse of these products together is increasing, and co-use may increase the risk of respiratory depression. Special attention will be paid to the respiratory depressant effects during this abuse potential evaluation.

9 NB-01 Demonstrated Pain Reduction in US Phase 2 Study 9 CSR DA9801-DN-001 Table 11-10 * * * ** ** **

10 10 50% response rates - Comparison of NB-01 to approved therapies Freedman, Diabetes Care 22008;31 Pritchett, Pain Med 2007;8:397-409

11 11 Source: DA9801-DN-001 (USA) Table 14.3.1.1A Incident on NB-01 N=96 Incident on Placebo N=32 Difference in Incident NB-01 from Placebo Constipation 5.2% 0.0% 5.2% Sinusitis 5.2% 0.0% 5.2% Back pain 6.3% 3.1% 3.1% Myalgia 3.1% 0.0% 3.1% Pain in extremity 3.1% 0.0% 3.1% Arthralgia 5.2% 3.1% 2.1% Musculoskeletal pain 2.1% 0.0% 2.1% Nasopharyngitis 2.1% 0.0% 2.1% Pneumonia 2.1% 0.0% 2.1% TEAEs with a ≥2% Difference (Safety Population) Duloxetine* (Placebo vs 60mg QD/BID) Nausea: 8% vs 24-27% Somnolence: 4% vs 15-20% Dizziness: 5% vs 10-13% Adverse Events with NB-01 treatment were similar to placebo Pregabalin** (Placebo vs 300/600mg QD) Dizziness: 5% vs 23-28% Peripheral Edema: 7% vs 10-16% Somnolence: 3% vs 13-14% *Pritchett, Pain Medicine, v8, 2007 **Freeman, Diabetes Care, v31 2008

12 Distinct Multi-Target Approach: Pre-clinical Data Nerve growth and repair Reducing cell damage 12 NGF restored to normal endogenous levels in STZ model AGE Reduction in STZ model Reduction IL-6 Expression in STZ model Note: DA-9801 is now NB-01 * Data on file NeuroBo * Preclinical rodent models have also shown improved nerve conduction velocity (NCV), neurite outgrowth, and reduction of thermal and mechanical hyperalgesia

PDN TREATMENT PARADIGM



Confirmed painful diabetic neuropathy

First Line

- **Tricyclic antidepressants**
  - Amitriptyline
- **Serotonin-norepinephrine reuptake inhibitors**
  - Duloxetine (Cymbalta®)
  - Venlafaxine
- **Voltage-gated calcium channel α2δ ligands**
  - Pregabalin (Lyrica®)
  - Gabapentin

No Effect → **Second Line**: Try another first-line drug

Or

Partial Effect → **Second Line**: Try combination of first-line drugs

If all three classes and combination therapy fail

Third Line: Opioids

Source: Adapted from Callahan et al., 2012

- PDN is a **multi-billion-dollar market** in U.S.
  - 2018 Lyrica® sales for PDN were $1.87B*
- Available treatments **do not provide adequate relief** and have serious side effects
- Many **PDN patients resort to opioids** for pain management, which creates unwanted risk for addiction while treating a chronic condition
- In Phase 2 trials, **NB-01** demonstrated efficacy similar to results seen in studies of best-in-class approved drugs with **substantially fewer side effects**
- NB-01 may potentially demonstrate **disease-modifying properties**

*Source: GlobalData

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NB-01 200mg orally TID (600mg/day) PHASE 3 PDN TRIAL Double-Blind, Placebo-Controlled; Safety, Efficacy, & Tolerability Primary Endpoint: Change from baseline in weekly mean of daily average pain score Secondary Endpoints: Responders on Patient Global Impression of Change Responders on PI-NRS Change from baseline in weekly mean of Daily Sleep Interference Scale Conducted in U.S. only 13 Weeks Two Treatment Groups, Randomized 1:1 ~460 adults aged 18-75 years 6 months – 10 years hx PDN with ≥ moderate pain 1 non-opioid concomitant medication allowed Daily patient reported pain scores (PI-NRS) PROs Placebo response mitigation design Dosing compliance monitoring Placebo orally TID 14

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Significant opportunity for safe, disease-modifying therapies that restore cognitive function 16 Alzheimer’s disease & other dementias GlobalData PharmaPoint: Painful Diabetic Neuropathy Report, 2018 16 Alzheimer’s disease Alzheimer’s disease (AD) affects 27.3M people globally (2018, Global Data) Approved treatments focus on symptomatic management and largely on acetylcholinesterase (AChE) inhibition Other Dementias >20 diseases that result from tau protein aggregation in the brain; progressive supranuclear palsy (PSP) is a key focus No approved therapies for patients with tauopathies

17 NB-02: Our Distinct, Multiple pathway Approach Inhibits Acetylcholinesterase (AChE) Restores Disrupted Ca++ Homeostasis Inhibits Tau Phosphorylation 18 Prevents Amyloid-β Plaque Deposition Amyloid plaque burden 8-week treatment DA-9803 is NB-02 Pagnier et al., 2018 Alzheimer Research & Therapy DA-9803 is NB-02 Pagnier et al., 2018 Alzheimer Research & Therapy DA – NB-01 DPZ – Donepezil LY – β-secretase inhibitor Alzheimer’s disease is a multi-mechanism disease with a complex pathophysiology NB-02 has effects on multiple pathways shown in pre-clinical models

18 IND-Ready: Extensive preclinical studies NB-02 impacts multiple pathways implicated in neurodegenerative disease Efficacy demonstrated in extensive cognitive and behavioral studies Y-Maze, Morris Water Maze, and Novel Object Recognition studies show improved cognitive endpoints in transgenic mouse models IND-enabling toxicology studies completed 26-week rat toxicity, 39-week dog toxicity, and other IND requirements done 18

19 19 Patent Protection for NB-01 and NB-02 IP Protection for Indications and Long-Term Runway for Commercialization 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 NB-01 NB-01 NB-02 NB-02 Use in Multiple Neuropathy Drug Composition and use in PN* Method for treating neurological disease Composition for treating degenerative neurological disease Granted: EU, U.S., Asia Granted: US, EU, Asia In prosecution: EU, U.S., Asia In prosecution: EU, U.S., Asia *PN= Painful Neuropathy

Intellectual Property Portfolio & Future Expansion Plans Granted patents in US, EU, and Asia on use of plant species in treating multiple neuropathy – Expires 2026 Granted patents in US, EU and Asia, for composition and use in peripheral neuropathy – Expires 2031 20 Patents in prosecution for US, EU, and Asia on composition comprising a combination of plant species – estimated to expire 2035 Patents in prosecution in US, EU, and Asia on method for treating neurological disease including Alzheimer’s – Estimated to expire 2035 NB-01 Drug Mixture Composition Peripheral Neuropathy NB-02 Drug Mixture Composition Neurodegenerative disease Ongoing Efforts to Extend Patent Life Applications ongoing for: 1. Marker assays 2. Markers linked to drug activity In Addition: Developing IP position on specific compounds within the drug mixtures linked to functional pathways responsible for therapeutic effect Patents being prosecuted for other indications

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22 Gemcabene: Near-term catalyst may provide financial upside 22 Gemcabene: a Phase 2b asset acquired in the reverse merger Provides potential financial upside (subject to contingent rights[CVR] payments to pre-merger Gemphire stockholders) PPAR (peroxisome proliferation activated receptor) agonist in development by Gemphire for the treatment of dyslipidemia FDA requires the completion of two-year rat and mouse carcinogenicity trials before conducting clinical trials of longer than six months. Submission of request to lift partial clinical hold for gemcabene to the FDA is expected to occur in H1 2020 We have taken the following actions in response to the clinical hold: Submitted a 2-year rodent carcinogenicity study in 2018 Completed additional in-vitro PPAR-α transactivation study in dog and monkey, per FDA request Completed a 13-week PPAR-α knockout mouse study, requested by FDA

23 Gemcabene: PHASE 2B Asset with signed partnership 23 25 completed Phase 1 and Phase 2 studies and > 1,110 subjects treated with gemcabene with multiple cardiometabolic indications studied, including Severe Hypertriglyceridemia ASCVD, Hypercholesterolemia, and Familial Partial Lipodystrophy, with promising results Gemphire signed an out-licensing partnership with Beijing SL Pharmaceutical Co. Ltd. to advance gemcabene, into the Chinese market Provides back end milestone and royalty payments to NeuroBo if certain development and commercialization milestones are met Pre-merger Gemphire stockholders received contingent value rights (CVRs) entitling them to certain cash payments in the event the gemcabene assets are sold or licensed during the 10-year period following the closing of the merger or pursuant to the license agreement with Beijing SL

PIPELINE AND POTENTIAL MILESTONES WITH ADDITIONAL ASSETS

	2020 Q1	2020 Q2	2020 Q3	2020 Q4	2021 Q1	2021 Q2	2021 Q3	2021 Q4
NB-01		First patient enrolled	FDA Meeting		- MOA - Assay - New IP		Complete enrollment	Readout
NB-02		Publications	IND Submission		Phase 1 Launch			Readout
Gemcabene		PCH Lifted		HOFH First patient		BD Deal: Sale/ Licensing		

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25 25 NASDAQ GLOBAL MARKET Symbol NRBO Market Cap1 $140M Price Per Share1 $9.00 Shares Outstanding2 15.6M Combined Cash at 6/30/19 $28.2M NEUROBO CAPITALIZATION TABLE 01/08/2020 Fully diluted shares outstanding = 16.6M as of 12/30/19

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